Exhibit 1.1

ECC CAPITAL CORPORATION

Shares of Common Stock

UNDERWRITING AGREEMENT

February     , 2005

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.,

  as Representative of the several Underwriters

  listed on Schedule II hereto

1001 19th Street North

Arlington, Virginia 22209

Dear Sirs:

ECC Capital Corporation, a Maryland corporation (the “Company”), Encore Credit Corp., a California corporation (“Encore Credit”) and certain stockholders of the Company listed on Schedule I hereto (the “Selling Stockholders”), each confirms its respective agreement with each of the Underwriters listed on Schedule II hereto (collectively, the “Underwriters”), for whom Friedman, Billings, Ramsey & Co., Inc., is acting as representative (in such capacity, the “Representative”), with respect to (A) the sale by the Company and each Selling Stockholder of an aggregate of                          shares (the “Initial Shares”) of common stock, par value $0.001 per share, of the Company (“Common Stock”) in the respective numbers of shares set forth opposite the names of the Company and each such Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (B) the grant of the option described in Section 1(b) hereof to purchase all or any part of                          additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Company, in the respective number of shares of Common Stock set forth opposite the name of the Company in Schedule I hereto, to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto. The              Initial Shares and all or any part of the                          Option Shares are hereinafter called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

Simultaneously with, or prior to, the Closing Time (as defined below), the Company will acquire Encore Credit, through the merger of ECC Merger Sub, a California corporation and wholly owned subsidiary of the Company (“ECC Merger Sub”), with and into Encore Credit, pursuant to which Encore Credit will become a wholly owned subsidiary of the Company (the “Merger”). The merger will be effectuated pursuant to the terms and conditions set forth in that Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of August 9, 2004, by and among the Company, Encore Credit and ECC Merger Sub, as amended. Pursuant to the Merger Agreement, each securityholder of Encore Credit will, for each share of Encore Credit common stock they hold, receive that number of shares of Common Stock of the Company representing the same proportionate interest in the Company that one share of Encore Credit common stock or preferred stock, as applicable, represents in Encore Credit (the “Merger Stock”).

The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-11 (No. 333-118253), Pre-Effective Amendment No.

1 to such registration statement filed by the Company with the Commission on October 29, 2004, Pre-Effective Amendment No. 2 to such registration statement filed by the Company with the Commission on December 17, 2004, Pre-Effective Amendment No. 3 to such registration statement filed by the Company with the Commission on January 20, 2005, Pre-Effective Amendment No. 4 to such registration statement filed by the Company with the Commission on February 9, 2005 and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed (whether by incorporation by reference or otherwise) to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the “Registration Statement,” except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), “Registration Statement” shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

Each Selling Stockholder has executed and delivered a Custody Agreement and a Power of Attorney in the forms attached hereto as Exhibit A (collectively, the “Custody Agreement and Power of Attorney”) pursuant to which each Selling Stockholder party thereto has placed the Initial Shares and Option Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as attorneys-in-fact (the “Attorneys-in-Fact”) with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

In addition, in a concurrent private placement the Company will issue at Closing Time (as defined below) (1)                          shares of Common Stock to Friedman, Billings, Ramsey Group, Inc. (“FBR”) pursuant to a Stock Purchase Agreement dated February     , 2005 by and among the Company, Encore Credit, the Selling Stockholders and FBR (the “FBR Stock Purchase Agreement”) and (2)                          shares of Common Stock to Milestone Advisors LLC (“Milestone”), pursuant to a Subscription Agreement dated February      , 2005 by and among the Company, Encore Credit and Milestone (the “Milestone Subscription Agreement,” and together with the FBR Stock Purchase Agreement, the “Stock Purchase Agreements”), each for its own account (collectively, the “Restricted Stock”) which Restricted Stock will be subject to a registration rights agreement (the “Registration Rights Agreement”), dated as of February      , 2005, by and among the Company, Encore Credit, FBR and Milestone.

The Company, Encore Credit, each of the Selling Stockholders and the Underwriters agree as follows:

1. Sale and Purchase:

(a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $                    , the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name and each Selling Stockholder agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite such Selling Stockholder’s name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company in Schedule I hereto, all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company and the Attorneys-in-Fact setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, (as defined below). If the option is exercised as to all or any portion of the Option Shares, the Company will sell, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Restricted Stock. Upon the basis of the warranties and representations and other terms and conditions set forth herein and pursuant to the Stock Purchase Agreement and the Milestone Subscription Agreement, as applicable, the Company also agrees to issue at the Closing Time to FBR and Milestone Advisors LLC, an aggregate of                          shares of Restricted Stock, of which                          shares will be issued to FBR and                          shares will be issued to Milestone Advisors LLC, each for its own account.

2. Payment and Delivery:

(a) Initial Shares and Restricted Stock. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (the “DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and each of the Selling Stockholders, upon at least forty-eight hours’ prior notice. The Restricted Stock, represented by one or more certificates as the Representative may specify, shall also be delivered by or on behalf of the Company to the Representative at the time of delivery of the Initial Shares. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the Closing Time (as defined below) with respect thereto at the office of the Representative, 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the “Closing Time” and the date of delivery of both the Initial Shares and the Option Shares is hereinafter sometimes called a “Date of Delivery.”

(b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and each of the Selling Stockholders, upon at least forty-eight hours’ prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Date of Delivery with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

(c) Directed Shares. It is understood that approximately                      shares of the Initial Shares (“Directed Shares”) initially will be reserved by the Underwriters for offer and sale to employees and persons having business relationships with the Company (“Directed Share Participants”) upon the terms and conditions set forth in the Prospectus, and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”), (the “Directed Share Program”). Under no circumstances will the Representative or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated herein.

3. Representations and Warranties of the Company, Encore Credit and the Selling Stockholders:

The Company, Encore Credit and each Selling Stockholder, jointly and severally, represent and warrant to the Underwriters that:

(a) the Company has an authorized capitalization as set forth in the Prospectus; the outstanding shares of capital stock of the Company and each significant subsidiary of the Company within the meaning of Rule 405 under the Act and Rule 1-02(w) of Regulation S-X (each such subsidiary, including Encore Credit and Bravo Credit Corporation upon consummation of the Merger, a “Subsidiary” and, collectively, the “Subsidiaries”) have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(b) each of the Company and the Subsidiaries (all of which are named in Exhibit 21.1 to the Registration Statement) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement and Prospectus and, in the case of the Company and Encore Credit, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c) the Company and the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in the Prospectus and as set forth in                          Exhibits                          to the Registration Statement, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(d) neither the Company nor any Subsidiary is (A) in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) (i) its respective organizational documents, or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, (B) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, including those relating to transactions with affiliates, except, in the case of clauses (A)(ii) or (B) above, for such breaches, defaults, or violations could not have a Material Adverse Effect;

(e) the execution, delivery and performance of this Agreement, the Stock Purchase Agreements, the Registration Rights Agreement, the Merger Agreement and the other agreements described in the prospectus (and listed as exhibits to the Registration Statement (the “Other Transaction Documents”)) and consummation of the transactions contemplated herein and therein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults which could not have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(f) this Agreement, the Stock Purchase Agreements, the Registration Rights Agreement, the Merger Agreement and the Other Transaction Documents have been duly authorized, executed and delivered by the Company, ECC Merger Sub and Encore Credit, as the case may be, and each is a legal, valid and binding agreement of the Company, ECC Merger Sub and Encore Credit, as the case may be, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof, except for such liens, charges, claims or encumbrances which individually or in the aggregate, could not have a Material Adverse Effect;

(g) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company, ECC Merger Sub or Encore Credit’s execution, delivery and performance of, as applicable, this Agreement, the Stock Purchase Agreements, the Registration Rights Agreement, the Merger Agreement and the Other Transaction Documents, the Company, ECC Merger Sub and Encore Credit’s consummation of the transactions contemplated herein and therein, and the Company’s sale and delivery of the Shares and delivery of the Restricted Stock, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”), (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange (the “NYSE”), (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and (D) approval by the NASD of the fairness and reasonableness of the proposed terms and conditions of the underwriting of the sale of the Shares by the Underwriters;

(h) except as disclosed in the Prospectus, each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not have a Material Adverse Effect, neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus; except for the Licenses and Permits set forth on Schedule              , neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

(i) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act, no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, any Selling Stockholder or any Subsidiary, are threatened by the Commission, and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(j) the Preliminary Prospectus and the Registration Statement comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(d) hereof);

(k) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the respective versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T of the Securities Act;

(l) except as set forth in the Registration Statement and Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, any Selling Stockholder or any Subsidiary, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a Material Adverse Effect;

(m) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions

“Summary – Summary Consolidated Financial and Other Data,” and “Selected Historical Consolidated Financial and Other Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement;

(n) Grant Thornton LLP, whose reports on the consolidated financial statements of the Company and Encore Credit are filed with the Commission as part of the Registration Statement and Prospectus are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations;

(o) since the date of the most recent audited financial statements included in the Prospectus, neither the Company nor any of the Subsidiaries has sustained any Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

(p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any Subsidiary, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole, (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by any Subsidiary on any class of its capital stock, (E) any purchase by the Company of any of its outstanding capital stock, or (F) any change in the capital stock (except as may result from the exercise of any currently outstanding convertible securities, options or warrants or as a result of the Merger as described in the Registration Statement and Prospectus), long-term debt or, outside the ordinary course of business, short-term debt of the Company or any Subsidiary;

(q) the Shares and Restricted Stock conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus and are consistent with the laws of the State of Maryland;

(r) there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (A) except for certain of the Selling Stockholders, to the extent of the equity securities to be offered and sold by such Selling Stockholders as contemplated by this Agreement, (B) except for those registration or similar rights which have been waived in writing with respect to the offering contemplated by this Agreement, and (C) except for those registration or similar rights which will be granted to the Representative and Milestone Advisors LLC in connection with Restricted Stock upon completion of the Offering, all of which registration or similar rights described in clauses (A), (B) and (C) are fairly summarized in the Prospectus;

(s) the Shares, Restricted Stock and Merger Stock have been duly authorized and, when the Shares, Restricted Stock and Merger Stock, are issued and duly delivered as contemplated by this Agreement, the Stock Purchase Agreements and the Merger Agreement, as applicable, they will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company and the issuance of the Restricted Stock and the Merger Stock are not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party or otherwise; the issuance by the Company of the Restricted Stock and the Merger Stock is exempt from, or otherwise not subject to, the registration requirements of the Securities Act and applicable state securities and blue sky laws;

(t) the Shares, Restricted Stock and Merger Stock have been approved for listing on the NYSE, subject to official notice of issuance;

(u) the Company and Encore Credit have not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, Restricted Stock and Merger Stock;

(v) neither the Company nor any of its affiliates (A) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the “Exchange Act Regulations”), or (B) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of the NASD) any member firm of the NASD;

(w) the Company and Encore Credit have not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares or the issuance of the Restricted Stock or the Merger Stock;

(x) any certificate signed by any officer of the Company or any Subsidiary, on behalf of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company and Encore Credit to each Underwriter as to the matters covered thereby;

(y) the form of certificates used to evidence the Common Stock, the Restricted Stock and the Merger Stock comply in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the NYSE;

(z) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

(aa) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any Subsidiary and third parties which are filed as Exhibits to the

Registration Statement are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

(bb) each of the Company and the Subsidiaries owns or possesses or can acquire on reasonable terms adequate licenses or otherwise has the right to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, or other intangible property rights and know-how (collectively, “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus except such Intangibles as could not reasonably be expected to have a Material Adverse Effect, and, except as otherwise disclosed in the Prospectus, neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and neither the Company nor any Selling Stockholder knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which, individually or in the aggregate, could have a Material Adverse Effect;

(cc) each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(dd) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act Regulations); such disclosure controls and procedures (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Co-Chief Executive Officers and its Chief Financial Officer by others within those entities; (B) have been evaluated for effectiveness, and (C) are effective in all material respects to perform the functions for which they were established; the Company’s auditors and the audit committee of the Board of Directors or, if the audit committee has not yet been established on the date of this Agreement, the Board of Directors, have been advised of: (A) any significant deficiencies in the design of internal controls which could adversely affect the Company’s, including its consolidated subsidiaries’ ability to record, process, summarize, and report financial data, and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the establishment of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

(ee) the Company and the Subsidiaries have provided the Underwriters true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company or any Subsidiary, or to any family member or affiliate of any director or executive officer of the Company or any Subsidiary since July 30, 2002 or that is outstanding; and, except as disclosed in the Prospectus, neither the Company nor any Subsidiary has, directly or indirectly, (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any Subsidiary, or to or for any family member or affiliate of any director or executive officer of the Company or any Subsidiary, or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any Subsidiary, or any family member or affiliate of any director or executive officer;

(ff) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company and the Subsidiaries believe to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(gg) the Company, the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Date of Delivery will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act of 2002”) and the rules and regulations promulgated thereunder;

(hh) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof such tax returns are complete and accurate and have paid all taxes due and owing by any of the Company and the Subsidiaries on or before the date hereof (whether or not shown on any tax returns); and no tax deficiency has been asserted against the Company or any Subsidiary and none of the Company, any Subsidiary or any Selling Stockholder knows of any tax deficiency which is likely to be asserted against any such entity which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of such entities;

(ii) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage in all material respects as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost; neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied for;

(jj) neither the Company nor any Subsidiary is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any Subsidiary; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not have a Material Adverse Change;

(kk) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which individually or in the aggregate could have a Material Adverse Effect;

(ll) each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any Subsidiary would have any liability; each of the Company and the Subsidiaries has not incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which each of the Company and the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification or could result in a Material Adverse Effect;

(mm) neither the Company nor any Subsidiary nor any officer or director purporting to act on behalf of the Company or any Subsidiary has at any time (A) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (B) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (C) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any Subsidiary sells or from which the Company or any Subsidiary buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any Subsidiary, or (D) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(nn) except as otherwise disclosed in the Prospectus there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of the members of the families of any of them;

(oo) neither the Company nor any Subsidiary nor, to the knowledge of the Company, any Selling Stockholder or any Subsidiary, any employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

(pp) all securities issued by the Company, any Subsidiary or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (A) all applicable federal and state securities laws, (B) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (C) to the extent applicable to the issuing entity, the requirements of the NYSE;

(qq) neither the Company nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any real property leased, owned or controlled or to be leased, owned or controlled by the Company or any Subsidiary (the “Properties”) or any part thereof which could have a Material Adverse Effect; (A) each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; (B) neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and neither the Company or any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated could have a Material Adverse Effect; (C) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of any Subsidiary that is required to be described in the Prospectus (or, the most recent Preliminary Prospectus) are disclosed therein; (D) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that could not have a Material Adverse Effect; and (E) no tenant under any lease pursuant to which any Subsidiary leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, could not have a Material Adverse Effect, and except as provided by law;

(rr) each of the Company and the Subsidiaries is in compliance with Environmental Laws (as defined below) and is in compliance with the material terms of any required permits, licenses, authorizations and approvals required under, any Environmental Laws, except to the extent that failure to so comply or to hold such permits, authorizations or approvals could not have a Material Adverse Effect; there are no past or present or, to the Company, any Selling Stockholder or any Subsidiary’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, any Environmental Laws; except as could not have a Material Adverse Effect, neither the Company nor any Subsidiary (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or threatened action, suit or proceeding, (D) is bound by any judgment, decree or order, or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or, to the knowledge of the Company, any Selling Stockholder or any Subsidiary, threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(ss) in the ordinary course of its business, each of the Company and the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

(tt) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act. The Company has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Shares;

(uu) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any Subsidiary or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

(vv) except for the fees contained in the amended and restated engagement letter and advisory agreement and, both dated as of August 13, 2004, by and between Encore Credit and the Representative, as both such agreements were amended on January 13, 2005 (respectively, the “Engagement Letter” and the “Advisory Agreement”) and the financial advisory agreement by and between Encore Credit Corp. and Milestone Advisors, LLC (the “Milestone Agreement”), neither the Company nor Encore Credit has incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(ww) no relationship, direct or indirect, exists between or among the Company or any Subsidiary on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

(xx) neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares and the Restricted Stock, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(yy) there are no existing or, to the knowledge of the Company, any Selling Stockholder or any Subsidiary, threatened labor disputes with the employees of the Company or any Subsidiary which, individually or in the aggregate, could have a Material Adverse Effect;

(zz) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered. The Company has not offered, or caused the Representative to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or its products;

(aaa) commencing with the taxable year ending December 31, 2005, the Company will be organized in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Code; the present and contemplated method of operation of the Company and the Subsidiaries does and will enable the Company to meet the requirements for taxation as a REIT under the Code; and the Company intends to continue to qualify as a REIT under the Code for all subsequent years; and the Company does not know of any event that could reasonably be expected to cause the Company to fail to qualify as a REIT under the Code at any time; and

(bbb) the Merger should be treated as a reorganization within the meaning of section 368(a) of the Code, and none of the Company, Encore Credit or ECC Merger Sub will recognize any gain or loss as a result of the Merger.

Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriters that:

(a) such Selling Stockholder has full power and authority to enter into this Agreement, the FBR Stock Purchase Agreement and the Custody Agreement and Power of Attorney to which he is a party. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and Power of Attorney and the FBR Stock Purchase Agreement, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody Agreement and Power of Attorney, the FBR Stock Purchase Agreement and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(b) such Selling Stockholder now has, and at the Closing Time or the applicable Date of Delivery will have, (A) lawful record ownership of the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and Power of Attorney), and (B) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim;

(c) at the Closing Time or the applicable Date of Delivery, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

(d) the performance of this Agreement, the Custody Agreement and Power of Attorney and the FBR Stock Purchase Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which he or his properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder except for such breaches, defaults, liens, claims and encumbrances, which individually or in the aggregate, could not have a Material Adverse Effect;

(e) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Exchange Act, (B) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the NYSE, (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and (D) the approval of the NASD of the fairness and reasonableness of the proposed terms and conditions of the underwriting and sale of the Shares by the Underwriters;

(f) such Selling Stockholder is not prompted to sell Shares by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement or the Prospectus;

(g) all material information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Selling Stockholder makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the representative to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the penultimate sentence of Section 9(d) hereof);

(h) other than as permitted by the Securities Act and the Securities Act Regulations, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted, or which might reasonably be expected to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(i) certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Custody Agreement and Power of Attorney which appoints Wells Fargo Shareowner Services, as custodian (the “Custodian”), for such Selling Stockholder; such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him or it under the Custody Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys-in-Fact, the Underwriters, each other Selling Stockholder and the Company; that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Attorneys-in-Fact by such Selling Stockholder are irrevocable; and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys-in-Fact and the Custodian pursuant to the Custody Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys-in-Fact, or either of them, shall have received notice thereof;

(j) such Selling Stockholder has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(k) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement or in the FBR Stock Purchase Agreement, except for such rights as are described in the Prospectus;

(l) such selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

(m) such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.

4. Certain Covenants:

The Company and Encore Credit hereby agree with each Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares or the Restricted Stock for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares or the Restricted Stock, provided that neither the Company nor any Subsidiary shall be required to qualify as a foreign corporation or other entity or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares or the Restricted Stock) and to promptly advise the Representative of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares or the Restricted Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

(c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus (or a term sheet as permitted by Rule 434) with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T of the Securities Act;

(d) to advise the Representative promptly, and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e) to advise the Representative immediately, confirming such advice in writing, of (A) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or (B) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible and to advise the Representative promptly of the lifting or removal of such order; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

(f) to furnish to the Underwriters for a period of three years from the date of this Agreement (A) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (B) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange, in each case, in the form so filed (it being understood that any report which upon filing shall be available through EDGAR shall be deemed furnished in accordance with this subclause (B)), and (C) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries provided, if applicable in the case of subclauses (B) and (C) above, that any information that is reasonably deemed by the Company to be confidential will be subject to the execution and delivery of customary non-disclosure agreements in favor of the Company that are reasonably satisfactory to the Underwriters;

(g) to advise the Underwriters promptly of the happening of any event known to the Company or any Subsidiary within the time during which a Prospectus relating to the Shares or the Restricted Stock is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law;

(h) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission and use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible;

(i) unless required by law, prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, to furnish a copy thereof to the Representative and counsel for the Underwriters and make no such filing to which the Representative shall reasonably object, provided that the Company shall provide to the Representative and counsel for the Underwriters a reasonable amount of time to review such amendment or supplement;

(j) to furnish promptly to the Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith and such number of conformed copies of the foregoing as the Representative may reasonably request and so long as a prospectus relating to the Shares or the Restricted Stock is required to be delivered under the Securities Act, copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto in such quantities and at such places as the Representative may reasonably request;

(k) to furnish to the Representative, not less than two business days before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

(l) to apply the net proceeds of the sale of the Shares and the Restricted Stock purchased by FBR in accordance with the Company’s statements under the caption “Use of Proceeds” in the Prospectus;

(m) to make generally available to its security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

(n) to use its best efforts to maintain the listing of the Shares on the NYSE and to file with the NYSE all documents and notices required by the NYSE of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the NYSE;

(o) to engage and maintain, at its expense, a registrar and transfer agent for the Shares, the Restricted Stock and the Merger Stock;

(p) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (A) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing (except a registration statement on Form S-8 relating to the Company’s stock plan), or (B) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Shares to be sold hereunder, (ii) the Restricted Stock, (iii) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus, (iv) grants of stock options or stock awards under the Company’s stock plan, provided that with respect to (iv), no option shall be granted or awarded for the 90 day period beginning on the date hereof to persons who are employees of the Company or any of its Subsidiaries as of the Closing Time, or (v) in connection with any acquisition of any assets of another company or any joint venture, provided that with respect to (v), such securities sold or otherwise disposed of in such acquisitions or joint ventures shall not exceed in the aggregate 10% of the Common Stock of the Company to be outstanding immediately following the offering contemplated hereby;

Notwithstanding anything herein to the contrary, if (A) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Section 4(p) shall continue to apply, unless otherwise waived in writing by the Representative in its sole discretion, until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event;

(q) the Company will comply with the terms of the Stock Purchase Agreements and the Registration Rights Agreement;

(r) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (A) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares or the Restricted Stock, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (C) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

(s) to cause each officer, director and each stockholder, identified on Schedule III hereto, of the Company to furnish to the Representative, prior to the first Date of Delivery, a letter or letters, substantially in the form of Exhibit B hereto, pursuant to which each such person shall agree not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative on behalf of the Underwriters;

(t) that the Company shall maintain, as appropriate, directors and officers liability insurance in amounts that are reasonable and customary for companies similar to the Company, which shall apply to the offering contemplated herein;

(u) if at any time during the 90-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event;

(v) that the Company will comply with all of the provisions of any undertakings in the Registration Statement;

(w) that the Company will not invest or otherwise use the proceeds received by the Company from its sale of the Shares and the Restricted Stock in such a manner as would require the Company or any Subsidiary to register as an investment company under the Investment Company Act;

(x) that the Company will continue to use its best efforts to meet the requirements to qualify as a REIT; and

(y) that the Company (A) will comply with all applicable securities and other applicable laws, rules and regulations, including without limitation, the rules and regulations of the NASD, in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program, and (B) will pay all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and any stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

Each Selling Stockholder, severally and not jointly, hereby agrees with each Underwriter:

(z) to deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

(aa) to furnish to the Representative, prior to the first Date of Delivery, a letter or letters, substantially in the form of Exhibit B hereto, pursuant to which each such person shall agree not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative on behalf of the Underwriters;

(bb) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative; and

(cc) such Selling Stockholder agrees to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement.

5. Payment of Expenses:

(a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (A) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (B) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters and the Restricted Stock to the Representative and Milestone Advisors LLC, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters or delivery of the Restricted Stock to the Representative and Milestone Advisors LLC, (C) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (D) the qualification of the Shares and the Restricted Stock for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (E) filing for review of the public offering of the Shares and the Restricted Stock by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (F) the fees and expenses of any transfer agent or registrar for the Shares and the Restricted Stock and miscellaneous expenses referred to in the Registration Statement, (G) the fees and expenses incurred in connection with the inclusion of the Shares in the NYSE, (H) making road show presentations with respect to the offering of the Shares, (I) preparing and distributing bound volumes of transaction documents for the Representative and its legal counsel and (J) the performance of the Company’s other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees.

(b) The Company also agrees to reimburse the Underwriters for up to $500,000 of their reasonable and actual out-of-pocket expenses in connection with the performance of their activities under this Agreement (whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated), including, but not limited to, the fees and expenses of the Underwriters’ outside legal counsel, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel.

(c) The Selling Stockholders agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (A) fees and expenses of counsel and other advisors for such Selling Stockholders, (B) fees and expenses of the Custodian and (C) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian).

(d) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholders shall be unable to perform its or their respective obligations under this Agreement, the Company also will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable and actual out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters’ counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein, subject to Section 5(b) hereof.

6. Conditions of the Underwriters’ Obligations:

(a) The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company, Encore Credit and the Selling Stockholders hereunder and under the Custody

Agreement and Power of Attorney on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and under the Custody Agreement and Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or on each Date of Delivery, as applicable.

(b) The Company and the Selling Stockholders shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Latham & Watkins LLP, counsel for the Company, the Subsidiaries and the Selling Stockholders, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and substantially in the form attached as Exhibit C hereto.

(c) The Company shall deliver to the Underwriters at the Closing Time an opinion of Venable LLP, Maryland counsel for the Company, which opinion shall be addressed to the Underwriters dated the Closing Time and each Date of Delivery substantially in the form attached as Exhibit D.

(d) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, regulatory counsel for the Company and the Subsidiaries addressed to the Underwriters and dated the Closing Time and each Date of Delivery substantially in the form attached as Exhibit E hereto.

(e) The Representative shall have received from Grant Thornton LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Representative, in form and substance satisfactory to the Representative, relating to the financial statements, including any pro forma financial statements, of the Company and the Subsidiaries, and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

In the event that the letters referred to the previous paragraph in this subsection (e) set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

(f) The Representative shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Clifford Chance US LLP, counsel for the Underwriters dated the Closing Time or such Date of Delivery, addressed to the Representative and substantially in the form attached as Exhibit F hereto.

(g) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

(h) Prior to the Closing Time and each Date of Delivery (A) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (B) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; (C) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (D) the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made, not misleading.

(i) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(j) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery (A) there shall not have been any Material Adverse Change, and (B) no transaction which is material and unfavorable to the Company or any Subsidiary shall have been entered into by the Company or any Subsidiary, in each case, which in the Representative’s sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(k) The Shares shall have been approved for listing on the NYSE.

(l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m) The Representative shall have received lock-up agreements from each officer, director, Selling Stockholder and all stockholders of the Company, in the form of Exhibit B attached hereto, and such letter agreements shall be in full force and effect.

(n) The Company will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate of its Chairman of the Board, Co-Chief Executive Officers, President, Chief Operating Officer or Vice President and Chief Accounting Officer or Chief Financial Officer, to the effect that:

(i) the representations and warranties of the Company and Encore Credit in this Agreement and the Stock Purchase Agreements are true and correct, as if made on and as of the date hereof, and the Company and Encore Credit have complied with or caused to be complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Stock Purchase Agreements, the Registration Rights Agreement, the Merger Agreement and the Other Transaction Documents at or prior to the date hereof;

(ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii) when the Registration Statement became effective and at all times subsequent thereto up to the date hereof, the Registration Statement and the Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth; and

(iv) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (A) any Material Adverse Change, (B) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (D) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (F) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which individually or in the aggregate, could have a Material Adverse Effect.

(o) Each Selling Stockholder will, at the Closing Time and on each Date of Delivery, deliver to the Underwriters a certificate, to the effect that:

(i) the representations and warranties of such Selling Stockholder set forth in this Agreement and the Stock Purchase Agreements and the Custody Agreement and Power of Attorney are true and correct as of such date; and

(ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Stock Purchase Agreements and the Custody Agreement and Power of Attorney at or prior to the date hereof.

(p) The Company, Encore Credit and the Selling Stockholders, as applicable, shall have furnished or caused to be furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company, Encore Credit and the Selling Stockholders contained herein and in the Stock Purchase Agreements, the Registration Rights Agreement, the Merger Agreement, the Custody Agreement and Power of Attorney and the Other Transaction Documents, and the performance by the Company, Encore Credit and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Date of Delivery, as the Representative may reasonably request.

7. Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Date of Delivery, (A) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (B) if there has been since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (C) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (D) if trading in any securities of the Company has been suspended by the Commission or by NYSE, or if trading generally on the NYSE or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (E) if there has been any downgrade in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or (F) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company or Encore Credit, or (G) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, has a Material Adverse Effect on the securities markets in the United States.

If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company, Encore Credit and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company, Encore Credit or the Selling Stockholders under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8. Increase in Underwriters’ Commitments:

If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (A) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (B) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9. Indemnity and Contribution by the Company, Encore Credit, the Selling Stockholders and the Underwriters:

(a) The Company, Encore Credit and each Selling Stockholder, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company or Encore Credit contained herein, (B) any failure on the part of the Company or Encore Credit to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (D) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information concerning the Underwriters and furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Application (that information being limited to that described in the penultimate sentence of Section 9(d) hereof), (E) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or any Application or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or (F) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity contained in this subsection (a) with respect to any Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling any Underwriter) who it shall be established failed to deliver a Prospectus, provided that such

Prospectus was required to be delivered pursuant to the U.S. securities laws, (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Date of Delivery), to the person asserting any losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged misstatement or omission was cured in such Prospectus. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company, Encore Credit and any Selling Stockholders may otherwise have; provided, that the maximum amount of each Selling Stockholder’s liability for indemnification obligations hereunder shall be limited to the net cash consideration received by such Selling Stockholder as a result of the offering contemplated by this Agreement.

(b) Each Selling Stockholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Custody Agreement and Power of Attorney, (B) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or any Application or (D) any omission or alleged omission to state a material fact required to be stated in either such Registration Statement, Prospectus or any Application, or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; but only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have; provided, however, that in the case of clauses (C) and (D) of this Section 9(b), each Selling Stockholder shall only be liable for any such loss, claim, damage, liability or action that arises out of or is based upon, information relating to the Selling Stockholder, as a Selling Stockholder, furnished to the Company in writing by the Selling Stockholder for use in any such Registration Statement or Prospectus; provided, further, that the maximum amount of each Selling Stockholder’s liability for indemnification obligations hereunder shall be limited to the net cash consideration received by such Selling Stockholder as a result of the offering contemplated by this Agreement; provided, further, that the indemnity agreement contained in this subsection (b) with respect to any Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling any Underwriter) who it shall be established failed to deliver a Prospectus, provided that such Prospectus was required to be delivered pursuant to the U.S. securities laws, (as then amended or supplemented, provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Date of Delivery), to the person asserting any losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged misstatement or omission was cured in such Prospectus.

(c) If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company, Encore Credit or any Selling Stockholder pursuant to subsections (a) or (b) above, such Underwriter shall promptly notify the Company on behalf of itself, Encore Credit and the Selling Stockholders in writing of the institution of such action, and the Company, Encore Credit or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of one outside law firm (and one law firm acting as local counsel in each applicable jurisdiction) and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company, Encore Credit or such Selling Stockholder, as applicable, of any obligation under this Section 9, except to the extent that it has been materially prejudiced by such failure or delay and, provided further that the failure to notify the indemnifying party shall not relieve it from any liability which it may have as an indemnified party otherwise than under this Section 9. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company, Encore Credit or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company, Encore Credit or such Selling Stockholder, as applicable, shall not have employed counsel reasonably satisfactory to the Underwriter or controlling person, as the case may be, to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company, Encore Credit or such Selling Stockholder, as applicable, (in which case neither the Company, Encore Credit nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, Encore Credit or the Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company, Encore Credit nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, none of the Company, Encore Credit or any Selling Stockholder shall be liable for any settlement of any such claim or action effected without its consent.

(d) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, Encore Credit and each Selling Stockholder, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company, Encore Credit or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, Encore Credit, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus, or any Application, or (B) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement, Prospectus or any Application or necessary to make such information, in the light of the circumstances under which made, not misleading. The statements set forth in the last paragraph of the cover page regarding delivery of the Shares, under the caption “Underwriting,” (A) the list of Underwriters and their respective participation in the sale of Shares, (B) the sentences related to concessions and reallowances and the manner in which the Underwriters propose to offer the Shares, and (C) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in the Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(k) and this Section 9. The indemnity agreement set forth in this Section 9(d) shall be in addition to any liabilities that such Underwriter may otherwise have.

(e) If any action is brought against the Company, Encore Credit, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, Encore Credit, the Selling Stockholder or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of one outside law firm (and one law firm acting as local counsel in each applicable jurisdiction) and payment of expenses; provided, however that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure or delay and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have as an indemnified party otherwise than under this Section 9. The Company, Encore Credit, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, Encore Credit, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative.

(f) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (c), (d) and (e) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (A) in such proportion as is appropriate to reflect the relative benefits received by the Company, Encore Credit and the Selling Stockholders on the one hand, and the Underwriters on the other hand, from the offering of the Shares or (B) if (but only if) the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the Company, Encore Credit or the Selling Stockholders on the one hand, and of the Underwriters on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, Encore Credit and the Selling Stockholders on the one hand, and the Underwriters on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, Encore Credit and the Selling Stockholders bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, Encore Credit, the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, Encore Credit or the Selling Stockholders on the one hand, or by the Underwriters on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (b), (c), (d) and (e) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (A) in such proportion as is appropriate to reflect the relative benefits received by the Selling Stockholders on the one hand, and the Underwriters on the other hand, from the offering of the Shares or (B) if (but only if) the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the Selling Stockholders on the one hand, and of the Underwriters on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Selling Stockholders on the one hand, and the Underwriters on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Stockholders bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Selling Stockholders on the one hand, or by the Underwriters on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(g) The Company, Encore Credit and the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(A) and, if applicable (B), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. Notwithstanding the provisions of this Section 9, no Selling Stockholder shall be required to contribute any amount in excess of the net cash consideration received by such Selling Stockholder as a result of the offering contemplated by this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint. The Selling Stockholders obligations to contribute pursuant to this Section 9 are several in proportion to the respective portion of the aggregate net cash consideration received by the Selling Stockholders and not joint.

(h) The Company and Encore Credit, jointly and severally, agree to indemnify and hold harmless each Underwriter and its affiliates and each person, if any, who controls each Underwriter and its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (A) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) as a result of the failure of any participant to pay for and accept delivery of Directed Shares that the participant has agreed to purchase; or (C) related to, arising out of, or in connection with the Directed Share Program.

10. Survival:

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company, Encore Credit and the Selling Stockholders contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement, the sale and delivery of the Shares and the delivery of the Restricted Stock. The Company, Encore Credit, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company or Encore Credit, against any of their respective officers and directors, in connection with the sale and delivery of the Shares or the delivery of the Restricted Stock, or in connection with the Registration Statement or Prospectus.

11. Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1833 Alton Parkway, Irvine, California 92606; or if to a Selling Stockholder, c/o Shahid S. Asghar at the offices of the Company.

12. Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13. Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, Encore Credit, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

15. General Provisions:

This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral arguments, understandings and negotiations with respect to the subject matter hereof; provided, however, that the parties agree that the Engagement Letter and the Advisory Agreement, including the Right of First Refusal (as defined in the Engagement Letter) granted in Section 2 of the Engagement Letter, remain in full force and effect. This Agreement may not be amended or modified unless in writing by all the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

If the foregoing correctly sets forth the understanding among the Company, Encore Credit, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

Very truly yours,

ECC CAPITAL CORPORATION

By:
By:
Title

ENCORE CREDIT CORP.

By:
By:
Title

THE SELLING STOCKHOLDERS:

STEVEN G. HOLDER

SHAHID S. ASGHAR

By:
Power of Attorney

Accepted and agreed to as of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:
Title:

For itself and as Representative of the other Underwriters named on Schedule II hereto.

Schedule I

Name of Party Selling Shares	Number of Initial Shares to be Sold	Number of Option Shares to be Sold
ECC Capital Corporation

Steven G. Holder

Shahid S. Asghar

Total

Schedule I-1

Schedule II

Underwriter	Number of Initial Shares to be Purchased	Number of Option Shares to be Purchased
Friedman, Billings, Ramsey & Co., Inc.

Stifel, Nicolaus & Company, Incorporated

Flagstone Securities, LLC

JMP Securities LLC

Roth Capital Partners, LLC

Total

Schedule II-1

Schedule III

List of the Company’s Stockholders subject to the Lock-up

Stockholder

Schedule III-1

Schedule III-2

Schedule III-3

Exhibit A

Forms of Custody Agreement and Power of Attorney for Selling Stockholders

Exhibit A-1

Exhibit B

Form of Form of Lock-Up Agreement

Exhibit B-1

Exhibit C

Form of Opinion of Latham & Watkins LLP, counsel for

the Company, the Subsidiaries and the Selling Stockholders

Exhibit C-1

Exhibit D

Form of Opinion of Venable LLP,

Maryland counsel for the Company

Exhibit D-1

Exhibit E

Forms of Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP,

regulatory counsel for the Company and the Subsidiaries

Exhibit E-1

Exhibit F

Form of Opinion of Clifford Chance US LLP,

counsel for the Underwriters

Exhibit F-1